UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(d) of the Securities Exchange Act Of 1934


       Date of Report (Date of earliest event reported): January 14, 2004



                           DECKERS OUTDOOR CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


         0-22446                                        95-3015862
-----------------------------------     --------------------------------------
(Commission File Number)                  (IRS Employer Identification No.)


 495A South Fairview Avenue, Goleta, California                 93117
------------------------------------------------   -----------------------------
     (Address of principal executive offices)                  (Zip code)


Registrant's telephone number, including area code             (805) 967-7611
                                                            ------------------


                                      None
------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.           Financial Statements and Exhibits.

(c) Exhibits.

       Exhibit No.            Description
       ----------             -----------
          99.1                Press release, dated January 14, 2004

Item 9.           Results of Operations and Financial Condition.

                  On January 14, 2004, Deckers Outdoor Corporation issued a press release announcing their plans to present at the 6th Annual ICR Xchange Leisure & Lifestyle Conference on January 15, 2004 and raising their fiscal 2004 guidance. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Deckers Outdoor Corporation

           Date:  January 14, 2004                   /s/ M. Scott Ash
                                                     ----------------
                                                     M. Scott Ash, Chief
                                                     Financial Officer